Exhibit 99.1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Stockholders of EdgeMode

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of EdgeMode (the Company) for the year ended December 31 2020, and the related consolidated statements of operations, stockholders’ deficit, and cash flows for the period of March 9, 2020 (inception) to December 31 2020, and the related notes (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company for the period of March 9, 2020 (inception) to December 31 2020, and the results of its operations and its cash flows for the period of March 9, 2020 (inception) to December 31 2020, in conformity with accounting principles generally accepted in the United States of America.

Going Concern

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company suffered a net loss from operations and has a net capital deficiency, which raises substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters are also described in Note 3. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

As discussed in Note 3 to the financial statements, the Company had a going concern due to operations beginning in 2020 and incurred a cumulative net loss since their inception which resulted in stockholders’ deficiency.

Auditing management’s evaluation of a going concern can be a significant judgment given the fact that the Company uses management estimates on future revenues and expenses which are not able to be substantiated.

To evaluate the appropriateness of the going concern, we examined and evaluate the financial information that was the initial cause along with management’s plans to mitigate the going concern and management’s disclosure on going concern.

 /s/ M&K CPAS, PLLC

We have served as the Company’s auditor since 2021.

Houston, TX

January 28, 2022

1

EdgeMode

Balance Sheet

December 31, 2020

ASSETS
Current assets:
Cash	$62,435
Total current assets	62,435
Equipment, net	318,500
Total assets	$380,935

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
Accounts payable and accrued expenses	$20,000
Total current liabilities	20,000
Total liabilities	20,000

Commitments and contingencies	–

Stockholders' equity:
Preferred shares, 300,000 shares authorized, No Par Value; no shares issued and outstanding	–
Common shares, 3,000,000 shares authorized, No Par Value; 1,166,652 shares issued and outstanding	436,311
Accumulated deficit	(75,376)
Stockholders' equity	360,935
Total liabilities and stockholders' equity	$380,935

See accompanying notes to the financial statements.

2

EdgeMode

Statements of Operations

For the period of
March 9, 2020 (inception) to
December 31, 2020

Operating expenses:
General and administrative expenses	$75,376

Total operating expenses	75,376

Loss from operations	(75,376)

Loss before provision for income taxes	(75,376)

Provision for income taxes	–

Net loss	$(75,376)

Loss per common share - basic and diluted	$(0.07)

Weighted average shares outstanding - basic and diluted	1,133,874

See accompanying notes to the financial statements.

3

EdgeMode

Statements of Stockholders’ Equity

For the period of March 9, 2020 (Inception) to December 31, 2020

		Common		Total
	Common	Stock	Accumulated	Stockholders'
	Shares	Amount	Deficit	Deficit

Shares issued to founders upon inception	1,000,000	$–	$–	$–

Shares issued in exchange for cash	27,522	62,499	–	62,499

Shares issued in exchange for assets	139,130	318,500	–	318,500

Stock based compensation	–	55,312	–	55,312

Net loss	–	–	(75,376)	(75,376)

Balance December 31, 2021	1,166,652	436,311	(75,376)	360,935

See accompanying notes to the financial statements.

4

EdgeMode

Statements of Cash Flows

For the period of
March 9, 2020 (inception) to
December 31, 2020
Operating Activities:
Net loss	$(75,376)
Adjustments to reconcile net loss to net cash used in operating activities
Stock based compensation	55,312
Changes in operating assets and liabilities:
Accounts payable and accrued expenses	20,000
Net cash used in operating activities	(64)

Financing Activities:
Proceeds from issuance of common shares	62,499

Net cash provided by financing activities	62,499

Net change in cash	62,435
Cash - beginning of period	–
Cash - end of period	$62,435

Supplemental Disclosures:
Interest paid	$–
Income taxes paid	$–

Supplemental Disclosures of Noncash Financing Information:
Shares issued for assets	$318,500

See accompanying notes to the financial statements.

5

EdgeMode

Notes to Financial Statements

As of December 31, 2020

NOTE 1 – Nature of Operations

EDGEMODE (which may be referred to as the “Company”, “we,” “us,” or “our”) is a corporation organized under the laws of Wyoming. The Company was originally incorporated as EdgeMode LLC on March 9, 2020 and then converted EdgeMode as of June 17, 2020. The Company is engaged in the cryptocurrency sector, mainly in digital currency mining and high-performance computing.

NOTE 2 – Summary of significant Accounting Policies

Basis of Presentation

The accounting and reporting policies of the Company conform to accounting principles generally accepted in the United States of America ("US GAAP"). The accompanying financial statements include all the information and notes required by GAAP for complete financial statements. In the opinion of management, all adjustments considered necessary for the fair presentation of the financial statements for the years presented have been included.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make certain estimates and assumptions that affect the amounts reported in the financial statements and footnotes thereto. Actual results could materially differ from these estimates. It is reasonably possible that changes in estimates will occur in the near term.

Risks and Uncertainties

The Company's business and operations are sensitive to general business and economic conditions in the United States and other countries that the Company operates in. A host of factors beyond the Company's control could cause fluctuations in these conditions. Adverse conditions may include recession, downturn or otherwise, local competition or changes in consumer taste. These adverse conditions could affect the Company's financial condition and the results of its operations.

Cash and Cash Equivalents

The Company considers short-term, highly liquid investment with original maturities of three months or less at the time of purchase to be cash equivalents. Cash consists of funds held in the Company’s checking account.

Fixed Assets

Equipment is recorded at cost. Expenditures for renewals and improvements that significantly add to the productive capacity or extend the useful life of an asset are capitalized. Expenditures for maintenance and repairs are expensed. When equipment is retired or sold, the cost and related accumulated depreciation are eliminated from the accounts and the resultant gain or loss is reflected in income.

Depreciation is provided using the straight-line method, based on useful lives of the assets which range from three to fifteen years.

The Company reviews the carrying value of property and equipment for impairment whenever events and circumstances indicate that the carrying value of an asset may not be recoverable from the estimated future cash flows expected to result from its use and eventual disposition. In cases where undiscounted expected future cash flows are less than the carrying value, an impairment loss is recognized equal to an amount by which the carrying value exceeds the fair value of the assets. The factors considered by management in performing this assessment include current operating results, trends and prospects, the manner in which the property is used, and the effects of obsolescence, demand, competition, and other economic factors.

6

Fair Value Measurements

Generally accepted accounting principles define fair value as the price that would be received to sell an asset or be paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price) and such principles also establish a fair value hierarchy that prioritizes the inputs used to measure fair value using the following definitions (from highest to lowest priority):

•	Level 1 – Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

•	Level 2 – Observable inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly, including quoted prices for similar assets and liabilities in active markets; quoted prices for identical or similar assets and liabilities in markets that are not active; or other inputs that are observable or can be corroborated by observable market data by correlation or other means.

•	Level 3 – Prices or valuation techniques requiring inputs that are both significant to the fair value measurement and unobservable.

The Company has no assets or liabilities valued using level 1, level 2, or level 3 inputs as of December 31, 2020.

Income Taxes

Income taxes are provided for the tax effects of transactions reporting in the financial statements and consist of taxes currently due plus deferred taxes related primarily to differences between the basis of receivables, inventory, property and equipment, intangible assets, and accrued expenses for financial and income tax reporting. The deferred tax assets and liabilities represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Any deferred tax items of the Company have been fully valued based on the determination of the Company that the utilization of any deferred tax assets is uncertain.

The Company complies with FASB ASC 740 for accounting for uncertainty in income taxes recognized in a company’s financial statements, which prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. FASB ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. Based on the Company’s evaluation, it has been concluded that there are no significant uncertain tax positions requiring recognition in the Company’s financial statements. The Company believes that its income tax positions would be sustained on audit and does not anticipate any adjustments that would result in a material change to its financial position.

Revenue Recognition

We recognize revenue in accordance with ASC 606, Revenue from Contracts with Customers. This standard provides a single comprehensive model to be used in the accounting for revenue arising from contracts with customers and supersedes current revenue recognition guidance, including industry-specific guidance. The standard’s stated core principle is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. To achieve this core principle, ASC 606 includes provisions within a five-step model that includes identifying the contract with a customer, identifying the performance obligations in the contract, determining the transaction price, allocating the transaction price to the performance obligations, and recognizing revenue when, or as, an entity satisfies a performance obligation.

7

The Company has entered into digital asset mining pools by executing contracts, as amended from time to time, with the mining pool operators to provide computing power to the mining pool. The contracts are terminable at any time by either party and the Company’s enforceable right to compensation only begins when the Company provides computing power to the mining pool operator. In exchange for providing computing power, the Company is entitled to a fractional share of the fixed cryptocurrency award the mining pool operator receives (less digital asset transaction fees to the mining pool operator which are recorded as a component of cost of revenues), for successfully adding a block to the blockchain. The terms of the agreement provides that neither party can dispute settlement terms after thirty-five days following settlement. The Company’s fractional share is based on the proportion of computing power the Company contributed to the mining pool operator to the total computing power contributed by all mining pool participants in solving the current algorithm.

Providing computing power in digital asset transaction verification services is an output of the Company’s ordinary activities. The provision of providing such computing power is the only performance obligation in the Company’s contracts with mining pool operators. The transaction consideration the Company receives, if any, is noncash consideration, which the Company measures at fair value on the date received, which is not materially different than the fair value at contract inception or the time the Company has earned the award from the pools. The consideration is all variable. Because it is not probable that a significant reversal of cumulative revenue will not occur, the consideration is constrained until the mining pool operator successfully places a block (by being the first to solve an algorithm) and the Company receives confirmation of the consideration it will receive, at which time revenue is recognized. There is no significant financing component in these transactions.

Fair value of the cryptocurrency award received is determined using the quoted price of the related cryptocurrency at the time of receipt. There is currently no specific definitive guidance under GAAP or alternative accounting framework for the accounting for cryptocurrencies recognized as revenue or held, and management has exercised significant judgment in determining the appropriate accounting treatment. In the event authoritative guidance is enacted by the FASB, the Company may be required to change its policies, which could have an effect on the Company’s consolidated financial position and results from operations.

Stock-Based Compensation

The Company accounts for equity instruments issued to employees in accordance with the provisions of ASC 718 Stock Compensation (ASC 718) and Equity-Based Payments to Non-employees pursuant to ASC 2018-07 (ASC 2018-07). All transactions in which the consideration provided in exchange for the purchase of goods or services consists of the issuance of equity instruments are accounted for based on the fair value of the consideration received or the fair value of the equity instrument issued, whichever is more reliably measurable. The measurement date of the fair value of the equity instrument issued is the earlier of the date on which the counterparty’s performance is complete or the date at which a commitment for performance by the counterparty to earn the equity instruments is reached because of sufficiently large disincentives for nonperformance.

The Company accounts for equity-based transactions with non-employees under the provisions of ASC Topic No. 505-50, “Equity-Based Payments to Non-Employees” (“Topic No. 505-50”). Topic No. 505-50 establishes that equity-based payment transactions with non-employees shall be measured at the fair value of the consideration received or the fair value of the equity instruments issued, whichever is more reliably measurable.

Advertising

The Company expenses advertising costs as they are incurred.

Recent Accounting Pronouncements

There are no recently issued accounting pronouncements that the Company has yet to adopt that are expected to have a material effect on its financial position, results of operations, or cash flows.

8

NOTE 3 – Going Concern

These financial statements are prepared on a going concern basis. The Company began operation in 2020 and incurred a cumulative loss since inception. The Company’s ability to continue is dependent upon management’s plan to raise additional funds and achieve profitable operations. These matters raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments that might be necessary if the Company is not able to continue as a going concern.

NOTE 4 – Fixed Assets

During the year ended December 31, 2020 the Company issued 139,130 common shares in exchange for fixed assets valued at $318,500 based on the fair value of the assets purchased from an entity controlled by Roger Dixon, who was a director of the Company at the time of the transaction. As of December 31, 2020 the assets had not yet been placed in service as the company was still awaiting physical delivery of the assets.

NOTE 5 – Equity

The Company has authorized 3,000,000 shares, no par value and has issued 1,166,652 shares of common stock. All of the common shares have the same voting rights and liquidation preferences. The Company has also authorized 300,000 shares of preferred stock, no par value. No preferred shares are issued as of this date.

During the period from March 9, 2020 (inception) to December 31, 2020, the company issued 1,000,000 shares to the founders.

During the period from March 9, 2020 (inception) to December 31, 2020, the Company issued 27,522 common shares for cash proceeds of $62,499.

During the period from March 9, 2020 (inception) to December 31, 2020, the Company issued 139,130 common shares in exchange for fixed assets valued at $318,500.

During the period from March 9, 2020 (inception) to December 31, 2020, the Company issued an option to purchase 48,519 common shares in exchange for services valued at $110,623. The options have an exercise price of $0.00, vest 50% immediately and the remaining 50% on a quarterly basis through April 2, 2022 and have a contractual term of 10 years. The company expensed $55,312 as of December 31, 2020 and the company will expense the remaining $55,311 over the remaining vesting period. Subsequent to December 31, 2020, the Company accelerated the vesting terms to allow the holder to exercise the option immediately.

NOTE 6 – Related Party Transactions

As of December 31, 2020, the Company has accrued $20,000 for officer compensation.

During the period from March 9, 2020 (inception) to December 31, 2020, the Company issued 1,000,000 shares to the founders.

During the year ended December 31, 2020 the Company issued 139,130 common shares in exchange for fixed assets valued at $318,500 based on the fair value of the assets purchased from an entity controlled by Roger Dixon, who was a director of the Company at the time of the transaction.

NOTE 7 – Income Tax Provision

Deferred taxes are determined by applying the provisions of enacted tax laws and rates for the jurisdictions in which the Company operates to the estimated future tax effects of the differences between the tax basis of assets and liabilities and their reported amounts in the Company's financial statements. A valuation allowance is established to reduce deferred tax assets if it is more likely than not that the related tax benefits will not be realized.

9

The statutory tax rate for 2020 was 21%. The provision for income taxes is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes.

The Company's cumulative net operating loss carry forward is trivial as of December 31, 2020 due to limited operations.

Management currently believes that since the Company has a history of losses it is more likely than not that the deferred tax regarding the loss carry forwards and other temporary differences will not be realized in the foreseeable future.

The Company has recorded no liability for income taxes associated with unrecognized tax benefits at the date of adoption and has not recorded any liability associated with unrecognized tax benefits during 2020. Accordingly, the Company has not recorded any interest or penalty in regard to any unrecognized benefit.

NOTE 8 – Commitments and Contingencies

Legal Contingencies

There are no material pending legal proceedings to which we are a party or to which any of our property is subject, nor are there any such proceedings known to be contemplated by governmental authorities. None of our directors, officers or affiliates is involved in a proceeding adverse to our business or has a material interest adverse to our business.

NOTE 9 – Subsequent Events

Subsequent events have been evaluated subsequent to the consolidated balance sheet date of September 30, 2021 through January 28, 2022, the date these condensed consolidated financial statements were available for issuance.

Subsequent to December 31, 2020 the company issued 125,001 preferred shares for total cash proceeds of $382,480. In connection with the fundraising the company paid $47,500 in advisory fees to a related party. In addition, the company issued 2,206 preferred shares with a total fair value of $6,750 for services.

Subsequent to December 31, 2020 the company issued 300,119 common shares for total cash proceeds of $2,943,551. In connection with the fundraising the company paid $277,250 in advisory fees, of which $268,500 were paid to a related party, for net cash proceeds of $2,666,301,301. In addition, the Company issued 2,242 common shares as compensation to a unrelated third party as compensation for services.

Subsequent to December 31, 2020, the company issued 412,411 options to purchase common shares in exchange for services with a fair value of $3,325,353. Of those issued, 137,473 options were cancelled and the total remaining outstanding options, 323,457 total, were exercised into shares of common stock.

Subsequent to December 31, 2020, the Company purchased equipment necessary to perform the planned mining activities with a value of $2,441,591. The company financed the purchase of these assets with the vendor which required down payments of $600,408, with the remaining portion of the balance to be paid in 24 monthly payments.

On September 30, 2021, the Company entered into a note payable agreement for proceeds of $750,000 to assist in securing hosting facilities. The note bears interest at 16% per annum and is due and payable on March 31, 2022.

On October 21, 2021, the Company entered into a note payable agreement for proceeds of $100,000 to assist in securing hosting facilities from Fourth Wave. The note bears interest at 16% per annum and is due and payable on April 21, 2022.

On December 2, 2021, the Company entered into an agreement and plan for merger with Fourth Wave Energy, Inc. (“Fourth Wave”), whereby at closing Fourth Wave with merge with and into the Company, with Company remaining as the surviving entity. In the merger, the shares of common stock of the Company will be exchanged for shares of Fourth Wave, that will, upon issuance, represent 80% of Fourth Wave’s outstanding common stock on a fully diluted basis.

On December 10, 2021, the Company entered into a note payable agreement for proceeds of $770,000 to assist in securing hosting facilities from Fourth Wave. The note bears interest at 16% per annum and is due and payable on June 10, 2022.

10